IDEX Mutual Funds
IDEX Janus Global

Supplement dated July 7, 2003 to Prospectus dated March 1, 2003, as previously supplemented March 21, 2003 and June 23, 2003

Please read this Supplement carefully and retain it for future reference.

The following paragraph replaces the current information under the heading “How the IDEX Funds are Managed and Organized — IDEX Janus Global” on page 83:

Laurence J. Chang, CFA, has served as manager of this fund since June 2003. From January 2000 until June 2003, Mr. Chang served as co-manager of this fund. Mr. Chang joined Janus Capital in 1993 as a research analyst.